UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2014

CARBONITE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35264	33-1111329
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

177 Huntington Avenue, Boston, Massachusetts 02115

(Address of principal executive offices, including ZIP code)

(617) 587-1100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. §230.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. §14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. §13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the annual meeting of stockholders of Carbonite, Inc. (the “Company”) held on June 2, 2014 (the “2014 Annual Meeting”), there were 20,929,809 shares of the Company’s common stock represented in person or by proxy, constituting 78.41% of the shares of the Company’s common stock issued and outstanding and entitled to vote at the 2014 Annual Meeting, and the Company’s stockholders voted upon the following proposals:

(1)	The following nominees were elected to the Company’s board of directors as Class III directors for terms expiring at the 2017 annual meeting of stockholders.

	For	Withheld	Broker Non-Votes

David Friend	10,171,565	2,753,900	8,004,344

Todd Krasnow	9,364,002	3,291,463	8,004,344

Jeffry Flowers	10,032,143	2,893,122	8,004,344

Following the annual meeting, Pravin Vazirani and Timothy Clifford, having terms expiring in 2015, and Charles Kane and Stephen Munford, having terms expiring in 2016, continue as directors of the Company.

(2)	The selection of Ernst & Young LLP as the Company’s independent public accounting firm for the fiscal year ending December 31, 2014 was ratified.

Votes For	Votes Against	Votes Abstained
20,449,179	62,102	418,528

(3)	The Company’s stockholders approved, in a non-binding, advisory vote, the compensation of the Company’s named executive officers.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
7,999,376	4,577,925	348,164	8,004,344

Item 8.01	Other Events.

On June 2, 2014, the Board of Directors (the “Board”) of the Company resolved that each non-employee director of the Company would receive an annual grant pursuant to the Company’s 2011 Equity Award Plan, on the date of each annual meeting of stockholders, of (i) a stock option to purchase 9,000 shares of the Company’s common stock and (ii) 4,500 restricted shares of the Company’s common stock. All such stock options and restricted shares vest and become exercisable or no longer subject to forfeiture, as applicable, ratably in quarterly installments over three years subject to (a) the continued service by the non-employee director on the Board and (b) acceleration in full immediately prior to a change of control of the Company. The foregoing annual equity grants supersede the previously contemplated annual equity grants to non-employee directors of the Company as described in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 15, 2014, with all other aspects of the Company’s director compensation structure remaining unchanged.

The form of stock restriction agreement pursuant to which the Company will grant restricted shares to its directors is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	Exhibits.

10.1	Form of Stock Restriction Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized on June 4, 2014.

CARBONITE, INC.

By:	/s/ Danielle Sheer
Name:	Danielle Sheer
Title:	Vice President and General Counsel

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